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                                                                    EXHIBIT 10.1


                                AMENDMENT TO THE
                             FORWARD AIR CORPORATION
                      1999 STOCK OPTION AND INCENTIVE PLAN


         This is an Amendment of the Forward Air Corporation 1999 Stock Option and Incentive Plan (the "Plan"). Under Section 17 of the Plan, the Board of Directors (the "Board") is authorized to amend the Plan, with the approval of the shareholders of the Company. Accordingly, the Board hereby amends the Plan effective as stated below in the following particulars.

                                       1.

         SECTION 4 OF THE PLAN IS AMENDED BY DELETING THE SECOND PARAGRAPH OF SUCH SECTION IN ITS ENTIRETY.

                                       2.

         SECTION 5 OF THE PLAN IS AMENDED BY DELETING SUCH SECTION IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW SECTION 5:

                  5.       STOCK.

                           The maximum number of shares of Common Stock reserved
                  for the grant of awards under the Plan shall be 3,000,000 subject to adjustment as provided in Section 11 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. No Grantees shall be eligible to receive awards relative to shares of Common Stock which exceed 300,000 shares in any fiscal year.

                           If any outstanding award under the Plan should, for
                  any reason, expire or be canceled, forfeited, or terminated, without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled, forfeited, or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

                                       3.

         SECTION 6(f)(i) OF THE PLAN IS AMENDED BY INSERTING THE FOLLOWING SENTENCE AT THE END OF SUCH SECTION:

                  If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.



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                                       4.

         ALL PARTS OF THE PLAN NOT INCONSISTENT HEREWITH ARE HEREBY RATIFIED AND CONFIRMED.


         This Amendment to the Plan is adopted to be effective as of the approval of said amendment by the shareholders of the Company, and the Company has caused this Amendment to be executed by its duly authorized officer.


                                           FORWARD AIR CORPORATION


                                           By: /s/ Andrew Clarke
                                           Name: Andrew Clarke
                                           Title: CFO












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